Exhibit 10.4

IDT Puerto Rico & Co. 5108 Ganges Street, El Paraiso Industrial Park, Rio Piedras, Puerto Rico 00926 P (787) 620-0440 F (787) 620-0431

CONFIDENTIAL

November 26, 2003

Mr. Yu Wen Ching

American Telecom Services Corporation

1191 Huntington Drive, Suite 311

Duarte, CA 91010-2400

Re:	Letter Agreement

Our Reference# 15995:

Dear Mr. Yu:

This Letter Agreement (“Agreement”), effective as of the date executed by the last to sign of the parties (“Effective Date”), between IDT Puerto Rico & Co. (“IDT”), a Puerto Rico corporation, located at Ganges Plaza, 108 Ganges Street, El Paraiso Industrial Park, Rio Piedras, Puerto Rico 00926, and American Telecom Services Corporation a Delaware corporation (“Customer”) located at 1191 Huntington Drive, Suite 311, Duarte CA 91010-2400 memorializes the obligations of the parties in connection with cordless landline telephone sets including a pre-programmed prepaid residential service account button (“Telephones”) provided by Customer. IDT, through one or more of its Affiliates, provides long distance telecommunication and debit platform services, customer services and wholesale minutes (“Services”) to support prepaid long distance telecommunication services accounts (“Account” or “Accounts”). Customer desires to purchase Accounts from IDT with such Services. The Telephones shall be linked to the Services through a programmed key on the Telephone sets. The Telephones shall be distributed to Customer’s retail outlets and subsequent resale to consumers (“End Users”). The term “Affiliate” means an entity controlling, controlled by, or under common control with the specified Party, with control meaning (a) owning directly or indirectly more than 50% of the outstanding voting equity interests of an entity or (b) having the right directly or indirectly to appoint a majority of members of the board or other body which directs the management and policies of an entity.

1.	CUSTOMER OBLIGATIONS.

(a)	Upon execution of this Agreement, Customer will use commercially reasonable efforts to provide the product functionality for the Telephones as set forth in the attached Exhibit D. Subject to Section 5 below, Customer further agrees to design the packaging for the Telephones combined with the Accounts provided by IDT as mutually agreed upon by the parties. Customer acknowledges that the Accounts and any retail packaging or materials relating to the same shall include information necessary to comply with FCC regulations as mutually agreed upon by the parties and provided for by IDT.

(b)	Customer agrees to provide all End User customer and technical support relating to the Telephones and any related hardware functionality.

IDT Legal Forms; Letter Agreement

Letter to Mr. Yu

November 26, 2003

(c)	Customer shall specify, in writing from time to time, to IDT (the “Account Order”) the aggregate number of initial Accounts to be produced by IDT, the denominations of the Accounts, the number of each such denomination to be produced by account value, and Customer’s production centers to which IDT shall deliver the Accounts to be packaged with the Telephone sets.

(d)	If at the point of termination of the Agreement under Section 12 or 13 below, the number of Accounts unactivated is more than [Subject to a request for confidential treatment; Separately filed with the Commission] Accounts, then for all Accounts above [Subject to a request for confidential treatment; Separately filed with the Commission] the charge shall be [Subject to a request for confidential treatment; Separately filed with the Commission] per Account up to a maximum charge of [Subject to a request for confidential treatment; Separately filed with the Commission].

(e)	Customer will reimburse IDT for active Accounts lost due to theft, loss or other casualty occurring following delivery of the Accounts to Customer based on the wholesale value of the Promotional Minutes. Upon notification of Accounts being stolen, IDT shall terminate the account and. any unused value in the Account will not be billed to Customer.

(f)	Customer will use commercially reasonable efforts to resolve all End User disputes regarding Telephones within a commercially reasonable amount of time.

2.	IDT OBLIGATIONS.

(a)	During the term and subject to the terms and conditions contained herein, IDT agrees to provide Customer with the functionality as described in the technical requirements schedule at Exhibit D, which is executed and delivered by the Parties (the “Technical Requirements”). Customer or IDT may deem it necessary or appropriate from time to time to add other functionality, reduce, or change the scope of IDT’s responsibilities (a “Service Change”). Either Party may make a proposal for a Service Change, whereupon the Parties shall mutually evaluate feasibility, manner and timing for implementation, impact on pricing, impact on performance requirements and all other relevant matters. A Service Change shall not be implemented unless and until the Service Change is approved by both Parties. If the Service Change is approved by the Parties, the Service Change shall be implemented by IDT within a timeframe mutually agreed upon by the parties. An approved Service Change shall be set forth in a written amendment to the applicable Technical Requirements, which amendment shall be signed by authorized representatives of the Parties.

(b)	In compliance with regulatory requirements, IDT will provide End Users with notice that Services are being provided by IDT, as follows: “Services provided by IDT” or “Service powered by IDT,” at IDT’s discretion.

(c)	IDT will use commercially reasonable efforts to resolve all End User disputes regarding Services within a commercially reasonable amount of time.

(d)	Subject to FCC and other applicable regulations and compliance with Customer notice and consent requirements, IDT agrees to use commercially reasonable efforts to provide Customer with End User information. Neither party shall market additional products or services to the End Users using the information collected from End Users, as set forth in the Technical Requirements under this Agreement, without the prior written agreement of the other party.

Letter to Mr. Yu

November 26, 2003

3.	REPORTS. IDT shall provide to Customer the reports described in the Technical Requirements at the frequencies provided therein. In addition, from time to time, Customer may identify additional reports to be generated by IDT and delivered to Customer on an ad hoc or periodic basis. To the extent IDT must dedicate significant labor or resources to the preparation of additional reports that can only be manually generated or to the implementation of system changes to permit such reports to be electronically generated (other than those set forth in the Technical Requirements), Customer shall reimburse IDT at IDT’s standard time and material rates for costs incurred by IDT in connection therewith.

4.	DEACTIVATION. IDT reserves the right to terminate Services to any Account if it determines, in its sole discretion, that End-Users of such Accounts are actually or allegedly engaged in activities that are illegal, fraudulent or wrongful or which may be harmful to IDT in any way. Customer will be entitled to a refund for the value of the unused portion of any such terminated Accounts. Customer shall receive a monthly report of all such deactivated Accounts, as set forth in the Technical Requirements.

5.	MARKETING AND DISTRIBUTION. Customer will use its best efforts to promote, market and distribute the Services in conjunction with Customer’s Telephones under this Agreement. Customer shall have discretion to decide the methods and channels used to market, promote and distribute the Services. Nothing herein shall limit Customers right to promote, market and distribute other Telephones that are not bundled with the Services provided by IDT. Customer shall be solely responsible for any expenses associated with marketing and distributing the Accounts and shall submit all promotional, marketing, inserts at Exhibit B and advertising materials (“Materials”) to IDT for review and approval prior to any use or dissemination. IDT will review and respond to approval requests on Materials in writing within a reasonable period of time, not to exceed five (5) business days, and will provide the reasons for any rejection. Without limiting the foregoing, IDT shall have the right to approve or reject any marketing or promotional initiatives that require a financial contribution from IDT. Customer acknowledges that the provision of Services by IDT is regulated by the Federal Communications Commission and applicable state regulatory commissions (“Regulatory Authorities”). Any such materials used or disseminated by Customer must comply with IDT’s tariffs filed with such Regulatory Authorities, all regulations promulgated by such Regulatory Authorities and any other applicable laws or regulations. IDT agrees to provide Customer with all disclosures required by Regulatory Authorities that are to be included with the Telephones in a timeframe sufficient to permit Customer to include the disclosures with the Telephones.

6.	EXCLUSIVITY. IDT agrees that during the Term of this Agreement, IDT will sell Services for use with cordless landline phones in retail outlets where the Customer has received a purchase order or has a pending agreement for the distribution of the Services in conjunction with the Telephones only in cooperation with Customer. Subject to the above limitation, IDT reserves the right to sell Services to a competitor of Customer provided that IDT does not create its own brand for such purposes.

9.	RATES. For each Prepaid Calling Minute used by an End User, IDT shall deduct from such End User’s account a flat fee per minute of Service used (the “Flat Fee”).

Letter to Mr. Yu

November 26, 2003

(a)	For domestic calls originating within the Continental United States and terminating anywhere within the Continental United States, the Flat Fee shall be $.039 per Prepaid Calling Minute, exclusive of any payphone surcharge and any charge for calls made by End Users from other than their home telephone number. Other than the Flat Fee, and unless otherwise agreed to by the parties, no additional charges, costs or fees of any type may be levied or charged on the Service, including, but not limited to, federal, state or local taxes or fees, shall be charged to the End User or Customer (all state, federal and local taxes or fees are included in the Flat Fee and any such obligations shall the responsibility of IDT).

(b)	For international calls originating in the United States and terminating outside the United States, the Flat Fee per minute shall be determined according to the destination called, as set forth on Exhibit C hereto. The Parties may change said international rates on mutual agreement from time to time. Recognizing that the international rates may fluctuate due to factors beyond the parties’ control, Customer agrees that IDT may from time to time submit notice of proportionate changes to the international rates set forth in Exhibit C with explanation in writing to Customer and may only change such rates when IDT corporate-wide cost change dictates that such change must be made. IDT must immediately notify Customer in writing of all changes affecting the 25 highest traffic volume countries. Rates for other jurisdictions shall be as set forth at Exhibit C. Other than the Flat Fee for international calls, and unless otherwise agreed to by the parties, no additional charges, costs or fees of any type which may be levied or charged on the Service, including, but no limited to, federal, stat or local taxes or fees, shall be charged to the End User or Customer (all state, federal and local taxes are included in the Flat Fee and any such obligations shall be the responsibility of IDT).

10.	FEES AND INVOICING.

(a)	Upon activation by an End User, Customer agrees to pay IDT a sum equal to [Subject to a request for confidential treatment; Separately filed with the Commission] of the total value of minutes made available to an End User (“Promotional Minutes”). IDT will invoice Customer for Promotional Minutes every two (2) weeks for the initial value of the activated Accounts, less the discount applied. Payment from Customer shall be due within fourteen (14) days from date of invoice (“Due Date”). Invoices will be based upon data collected by IDT relating to number of activated Accounts, and the dollar face value of activated Accounts. All payments shall be made to IDT via wire transfer or, with Customer’s consent, by IDT initiated ACH transfer. Any non-disputed payments not received by the Due Date will bear interest at a rate of one and one-half percent (1 1/2%) per month from the Due Date until paid in full. A deposit (“Deposit”) in an amount to be mutually agreed upon shall be due from Customer before any Accounts are activated. If a payment is not made within fourteen (14) days of the Due Date, then, in addition to any other remedy available to IDT under this Agreement or at law or equity, IDT may deduct or offset the payment amount from the Deposit and Recharge Amount due to Customer, provided that the payment is not the subject of a good faith dispute between the parties. Promotional Minutes shall expire not later than ninety (90) days after first use if the End User does not recharge the Account within that period.

(b)	With regard to Accounts that are recharged by End Users (“Recharge Accounts”), IDT shall be responsible for maintaining all billing, collection and transaction records with respect to the End User’s renewal and use of the Service, including, but not limited to, all records with respect to payment by a End User through adding cash value to such End User’s Account. IDT agrees to

Letter to Mr. Yu

November 26, 2003

pay Customer [Subject to a request for confidential treatment; Separately filed with the Commission] of the Net Revenues collected from End Users on Recharge Accounts. The term “Net Revenues” means gross revenues less any documented chargebacks, refunds, losses due to fraud and any transaction fees as detailed in the attached Schedule 10(b) incurred by IDT. All payments to Customer on Recharge Accounts shall be made to Customer via wire transfer within seven (7) days of collection from End Users, provided that no such payment shall be made for a sum less than $1,000, in which case the amount shall be accrued in an account earmarked for Customer and paid with the next payment due to Customer.

(c)	Each party hereto shall maintain reasonably complete, clear and accurate records of all information required to determine the amounts of any payments or transactions under the Agreement. Each party hereto, upon giving thirty (30) days prior written notice to the other party hereto, and no more than once during any twelve (12) month period, may conduct, at reasonable times during regular business hours and subject to the Confidentiality Obligations of Section 20, and inspection and audit of the portions of such books and records of the other party as is necessary to verify that such payments, including the amounts thereof, have been made in accordance with the terms hereof.

12.	TERM. This Agreement shall continue from the date this Agreement was entered into until the second anniversary of the date on which the first Account is activated (“Initial Term”) and shall automatically renew for one (1) year terms unless terminated by either party upon at least thirty (30) days written notice prior to the expiration of the Initial Term or any subsequent term (the Initial Term and any subsequent terms shall collectively be referred to as the “Term”). IDT will be ready to provide Services to support a commercial launch by October 31, 2003.

13.	TERMINATION. This Agreement may be terminated prior to its expiration upon the occurrence of any of the following: (a) by either party, if one of the parties shall be declared insolvent or bankrupt; (b) by the non-breaching party, if the other party materially breaches this Agreement which breach is not cured within thirty (30) days of written notice thereof to the breaching party (except for non-payment by Customer, which is addressed in Section 9 hereof); (c) by IDT or Customer, upon a determination by any governmental authority with jurisdiction over the parties that the provision of the Telephones and/or Services under this Agreement in the jurisdictions in which the Telephones are being distributed is contrary to existing laws, rules or regulations; (d) by either party if the functionality required under the Technical Requirements at Exhibit D is impossible or highly impractical, provided that prior to terminating the Agreement pursuant to subsection (c) or (d), the party electing to terminate shall provide written notice to the other party setting forth in reasonable detail the factual basis for such termination and the parties agree in good faith to attempt to create a solution or workaround, or modify the Technical Requirements or the Services to eliminate the requirement creating the basis for such termination in a manner mutually agreeable for a period of no less than ten (10) business days after the receipt of such notice and if such agreement is reached or the factual basis for such termination is otherwise resolved, then the Agreement shall not be terminated. Upon termination of this Agreement for any reason, Customer shall immediately cease production of the Telephones with Service provided by IDT. Should Customer decide, in its sole discretion, to have IDT continue to activate promotional minutes in Inventory, Customer shall provide IDT with a final accounting setting forth the number of units in retail inventory (“Inventory Units”). IDT will continue to support promotional minutes on Inventory Units until all units are sold, provided that Customer shall retain the sum of $50,000 in escrow with an escrow agent mutually agreed upon by the parties to cover the cost of the promotional minutes (less a fifteen percent discount) due and payable to IDT.

Letter to Mr. Yu

November 26, 2003

Subject to Section 2(d), and with the exception of promotional minutes on Inventory Units, Customer and IDT further agree to use commercially reasonable efforts to migrate service on Telephones to another licensed telecommunications provider. IDT will migrate programs by either porting over 800 access if there will be a full migration, or by providing new 800 number for customers calling to recharge. ATS, at its sole cost and expense, shall notify all recharge customers in writing of the change in providers. Notwithstanding anything to the contrary in this Agreement, Customer’s payment obligations under Section 10(a) above shall survive termination until all Inventory Units are sold and IDT is paid in full for promotional minutes. Should Customer decide, in its sole discretion, to have IDT discontinue activation of promotional minutes in Inventory, then Customer shall immediately recall all Inventory Units as of the date of said election and shall agree to indemnify and hold IDT as set forth in Section 19 below.

14.	COMMITMENT LEVEL. The Customer agrees that, in aggregate, the Accounts under this Agreement shall yield the following minimum units commitment for the relevant time periods (“Commitment Level”) specified herein:

Milestone	Unit Sold
[Subject to a request for confidential treatment; Separately filed with the Commission]	[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]	[Subject to a request for confidential treatment; Separately filed with the Commission]

In the event that the Customer fails to achieve the minimum Commitment Level for the relevant time period, then IDT, at its sole discretion, shall have the right to (i) terminate the Agreement without further obligation or (ii) re-negotiate the Agreement or specific terms (pricing).

15.	OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS. IDT shall be the sole and exclusive owner of all right, title and interest in and to all patents, copyrights, trademarks, trade secrets or other proprietary rights (“Intellectual Property Right”) its owns, including those relating to the Services, the prepaid calling card platform (“IDT System”) and all enhancements made thereto as a result of this Agreement and any Technical Requirements. Customer acknowledges that the IDT System constitutes valuable trade secrets of IDT and constitutes Confidential Information under this Agreement. Customer shall be the sole and exclusive owner of all right, title and interest (including, without limitation, all Intellectual Property Rights) in and to the Telephones (“Customer System”). IDT acknowledges that the Customer System constitutes valuable trade secrets of Customer and Confidential Information under this Agreement. Nothing in this Agreement shall be deemed to grant to one party, by implication, estoppel or otherwise, license rights, ownership rights or any other Intellectual Property Rights in any materials owned by the other Party or any affiliate of the other Party. Neither Party shall attempt to register the Intellectual Property Rights of the other Party, or cause any claim, lien or encumbrance to attach to any Intellectual Property Rights of the other Party nor decompile or reverse engineer any proprietary of the other Party. To the extent that Customer

Letter to Mr. Yu

November 26, 2003

acquires any patent or other Intellectual Property Rights, Customer shall grant to IDT a royalty-free, nonexclusive, nontransferable right and license under any such patent or resulting patent for the term of the Agreement.

16.	INSURANCE. Each Party shall obtain and maintain, at its own cost, the insurance coverages that are described on Schedule 16 as being its respective responsibility. These insurance coverages do not create or imply any limitation of liability. The Party which is responsible for obtaining and maintaining certain insurance coverages shall provide the other Party with certificates of such insurance coverages promptly following the date that this Agreement has been executed by both Parties. Each insurance certificate shall provide that the insurance policy shall not be subject to termination without at least thirty (30) days prior written notice to the certificate holder. A Party responsible for obtaining and maintaining property insurance coverage shall use all reasonable efforts to ensure that the policy contains a provision or endorsement which waives the insurance company’s right of subrogation against the other Party and its employees, agents, directors and officers in the event of any loss or damage from events within the coverage of the insurance policy.

17.	USE OF MARKS. Any and all trademarks and trade names that IDT uses are and shall remain the exclusive property of IDT. Customer has no rights therein and shall not reproduce or use any corporate names, trademarks, service marks, trade names or logos of IDT (collectively “Marks”) without IDT’s express prior written consent. IDT hereby grants Customer a license to use IDT’s name and logo for the purpose of marketing the Products during the Term or for the period during which IDT provides Services, as contemplated by this Agreement.

18.	REPRESENTATIONS & WARRANTIES. Each party represents and warrants that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (b) it has all necessary power and authority to enter into this Agreement and to perform all its obligations hereunder; (c) neither the execution, deliver, or performance of this Agreement will (i) result in the breach of, or constitute a default under, the terms of any material contract to which it is a party or by which it is bound; (ii) violate its charter or by-laws; or (iii) require the consent or approval of any third party; and (d) it will perform its obligations hereunder in compliance with all applicable laws, rules and regulations. Customer further represents and warrants that the Telephones do not infringe any Intellectual Property Rights of any third party. EXCEPT FOR WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, EACH OF IDT AND CUSTOMER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO CUSTOMER OR IDT (AS APPLICABLE), OR TO ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES REGARDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OR OTHERWISE (IRRESPECTIVE OF ANY PREVIOUS COURSE OF DEALINGS BETWEEN THE PARTIES OR CUSTOM OR USAGE OF TRADE), OR RESULTS TO BE DERIVED FROM THE USE OF ANY SOFTWARE, SERVICES, HARDWARE OR OTHER MATERIALS PROVIDED UNDER THIS AGREEMENT.

19.	INDEMNIFICATION. Customer shall defend, indemnify and hold IDT at its affiliates harmless from any claims, demands, liabilities, losses, damages, judgments or expenses related thereto arising out of (i) its breach of the terms of this Agreement, (ii) Customer’s marketing or distribution of the Telephones and/or the Services, including, without limitation, claims of fraud, misrepresentation or theft arising there from, (iii) any misconduct on the part of Customer, (iv) Customer’s misuse or unauthorized use of the Marks, (v) the design and packaging of the Telephones, and (vi) any claim by

Letter to Mr. Yu

November 26, 2003

a third party that the Telephones, or any portion or combination thereof contemplated under this Agreement, infringes any patent, copyright, trademark, trade secret, or other proprietary right of a third party, and (vi) any claim by a third party relating to failure to activate promotional minutes following Termination under Section 13, where Customer has elected to have IDT discontinue service on promotional minutes relating to Inventory Units. In the event IDT acts in good faith in the Customer’s best interest to fulfill the terms of this Agreement in compliance with a request by Customer or to protect Customer from any loss due to fraudulent use, theft of services or harm to Customer’s reputation, Customer shall indemnify and hold IDT harmless from any claims, demands, liabilities, losses, damages, judgments or expenses related thereto. IDT shall defend, indemnify and hold Customer harmless from any claims, demands, liabilities, losses, damages, judgments or expenses related thereto arising out of (i) its breach of the terms of this Agreement, (ii) IDT’s misuse or unauthorized use of the Customer’s Marks, and (iiiv) any claim by a third party that the Services infringe any Intellectual Property Right of a third party.

20.	CONFIDENTIALITY. Each of Customer and IDT acknowledges that, in the course of dealings between the parties, it will acquire information about the other party, its business activities and operations, its technical and rate information, of a highly confidential and proprietary nature (“Confidential Information”). Each of Customer and IDT shall hold such Confidential Information in strict confidence and shall not reveal the same for a period of five (5) years after the termination of this Agreement, except for any information which is: generally available to or known to the public; known to such party prior to the negotiations leading to this Agreement; or independently developed by such party outside the scope of this Agreement. Neither party shall be in breach of its confidentiality obligations hereunder if the Confidential Information is disclosed pursuant to a subpoena, judicial or governmental order or requirement, provided that the disclosing party= only makes such disclosure to the extent required and, prior to making such disclosure, takes all reasonable steps to provide prompt and sufficient notice to the other party so that the other party may contest and/or limit such requirement, subpoena or order. Each of Customer and IDT shall safeguard the Confidential Information of the disclosing party to the same extent that it safeguards its own confidential materials or data relating to its own business. Except as provided above, neither Customer nor IDT shall reveal any such Confidential Information without the disclosing party’s express prior written consent. The parties agree that an impending or existing violation of these confidentiality provisions would cause to the disclosing party irreparable injury for which it would have no adequate remedy at law and the disclosing party may be entitled to obtain immediate injunctive relief prohibiting such violation, in addition to any other rights and remedies available to it.

21.	LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY IN ANY RESPECT FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, RELIANCE OR PUNITIVE DAMAGES, WHETHER IN TORT, CONTRACT OR PRODUCT LIABILITY, NOR SHALL EITHER PARTY BE LIABLE FOR ANY LOSS OF PROFITS, REVENUE, DATA, GOODWILL, BUSINESS OPPORTUNITIES OR ANY OTHER COMMERCIAL DAMAGE OF ANY KIND OR NATURE WHATSOEVER. EXCEPT WITH REGARD TO ANY INTENTIONAL MISCONDUCT BY A PARTY, INDEMNIFICATION OR CONFIDENTIALITY OBLIGATIONS OF EITHER PARTY. IN NO EVENT SHALL THE LIABILITY OF EITHER PARTY WITH RESPECT TO ANY TELEPHONES OR SERVICES PROVIDED HEREUNDER EXCEED THE AGGREGATE AMOUNT PAYABLE UNDER THE TERMS OF THIS AGREEMENT RELATING TO THE SPECIFIC CARDS GIVING RISE TO ANY CLAIM, WHETHER IN CONTRACT, TORT OR OTHER LEGAL THEORY.

Letter to Mr. Yu

November 26, 2003

22.	APPROVAL. Whenever prior approval or consent is required in this Agreement, the approval or consent shall be memorialized in writing.

23.	PUBLICITY. Neither party, without the prior written consent of the other party, will make any news release or other public statement or disclosure regarding the existence of the terms and conditions of all or any part of this Agreement or any discussions or negotiations relating thereto, except as may be required by applicable securities laws, but only upon reasonable advance notice to, and consultation with, the other party.

24.	FORCE MAJEURE. IDT shall not be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of Services resulting, directly or indirectly, from any cause beyond its reasonable control. Neither Party shall be liable to the other Party or be deemed to be in breach of this Agreement (other than Customer’s obligation to pay Charges owed IDT pursuant to this Agreement) by reason of any Excusable Delay. A Party experiencing an Excusable Delay in its performance shall immediately notify the other Party by telephone (to be confirmed in writing within three days after the inception of the Excusable Delay) and shall describe in reasonable detail the circumstances causing such Excusable Delay. The Party experiencing Excusable Delay shall be excused from performance of such obligations so affected by the Excusable Delay event for the period during which the Excusable Delay event continues and for such time thereafter as is reasonably necessary to overcome the effects of such Excusable Delay. Both Parties shall use all reasonable efforts to overcome or work around the Excusable Delay event as soon as reasonably practicable. The term “Excusable Delay” shall mean a delay in performance or failure to perform which is due to an event beyond the reasonable control of a Party and shall include, without limitation, (a) acts of God, weather conditions, explosion, flood, earthquake, or fire; (b) war or threat of war, sabotaging, riot, revolution, civil disturbance or requisition; (c) acts, restrictions, regulations, prohibitions or measures of any kind on the part of any governmental authority; (d) import and export regulations or embargos; or (e) strikes, lockouts, or other industrial actions or trade disputes.

25.	CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey for contracts executed and to be performed entirely in such State. Subject to and without limiting the provisions of Paragraph 25, exclusive jurisdiction for litigation of any dispute, controversy or claim arising out of, in connection with, or in relation to this Agreement, or the breach thereof, shall be only in the New Jersey state or federal court having competent jurisdiction.

26.	ARBITRATION. The parties shall use their best efforts to resolve any disputes between them within a thirty (30) day period, with respect to any disputed amount of payment due hereunder, payment in full of such amount within ninety (90) days shall be deemed to satisfactorily resolve such dispute. Disputes arising out of this Agreement shall be submitted to binding arbitration pursuant to the rules of the American Arbitration Association before one arbitrator selected jointly by the Customer and IDT; provided, however, that if the parties fail to select an arbitrator within thirty (30) days after initiation of arbitration, the American Arbitration Association shall make such selection. The arbitrator shall be governed by the laws of the State of New York in the settlement of any dispute submitted to him or her. The arbitration shall be held in the County and City of New York. The arbitrator’s award shall be final and judgment may be entered upon it in any court having jurisdiction thereof.

Letter to Mr. Yu

November 26, 2003

27.	ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments writings and all other communications between the parties, both oral and written. No change, amendment, modification, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by an authorized signatory of both parties hereto.

28.	NOTICE. Any notice required to be given by either party to the other shall be deemed given upon receipt only when mailed first class mail or by nationally recognized overnight courier service, duly addressed and with proper postage, if in writing addressed to the party to whom notice is being given at the address of such party set forth above.

29.	ASSIGNMENT. This Agreement is not assignable by either party hereto without the consent of the other party. Notwithstanding the foregoing, either party may assign this Agreement to any of its affiliates or subsidiaries without Customer’s consent; provided that the party assigning the Agreement shall remain liable for the performance of such affiliate or subsidiary.

30.	SEVERABILITY/WAIVER. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other part or provision of this Agreement. No waiver by any party of any breach of any provision hereof shall constitute a waiver of any other breach of that or any other provision hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Letter to Mr. Yu

November 26, 2003

Please acknowledge your acceptance of the above Agreement by signing where indicated below.

Sincerely,

IDT PUERTO RICO & CO.

/s/
By

President and CEO
Name, Title, Date

Enclosure (as stated)

AGREED TO AND ACCEPTED:

AMERICAN TELECOM SERVICES CORPORATION

/s/ Yu Wen Ching
By
Yu Wen Ching, President
Name, Title, Date

By
Name, Title, Date

EXHIBIT A

GENERAL INFORMATION

1. SERVICES

Dialing Capabilities:    X Domestic         X International

Account Type:             XRetail X Promotional                X Rechargeable

Account Denomination: Promotional offerings shall be in minute denominations and retail recharges shall be in dollar denominations.

2. EXPIRATION DATES

Activated Accounts will be deactivated three (3) months following their last use unless End User has made any form of Payment on their Account.

3. DISCOUNT

Customer’s discount is [Subject to a request for confidential treatment; Separately filed with the Commission] of the retail face value of an Account. Account Discounts given by Customer to its Customers shall not impact Customer’s payments to IDT.

4. CARD ORDER PROTOCALS

Customer shall submit all Account orders to IDT via email.

5. OTHER

End Users may request and be provided with printed call detail and payment records by IDT at a cost agreed to by the parties. This will be paid for by the End User and shall not be a liability for Customer.

SCHEDULE 10(b)

TRANSACTION FEES

Fee Schedule

Transaction Type	Fee
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*	[Subject to a request for confidential treatment; Separately filed with the Commission]

	Account (SE) Number	Company Name	Discount Rate - Contract	Payment Frequency Description
*			*	*
*			*	*
*			*	*
*
	*		*	*
	*		*
	*		*
	*		*
*
	*		*	*
	*		*
	*		*
	*		*

*	[Subject to a request for confidential treatment; Separately filed with the Commission]

SCHEDULE 16

INSURANCE

EXHIBIT B

INSTRUCTIONAL INSERTS

ATC/IDT Service Instructions and Instructional Inserts

Payment Instructions

Activating the free service

Setup instructions for promotional prepaid residential long distance service:

Step 1: Plug telephone into wall-jack and charge handset for 24 hours.

Step 2: Press the “Talk” button for dial tone and then press the “LDS” button for immediate connection to service platform

Step 3: Provide the customer service representative or automated system with activation information (confirmation of home telephone number, the name of the retailer where the telephone was purchased and the PIN number that is included on the accompanying calling card).

Once you have provided the required information, you will be able to use your promotional minutes as prepaid residential long distance service, directly from your new telephone, or as a calling card from any other telephone1.

Making the first payment

Each time that you make a call during the promotional period, you will be told the amount of minutes left for promotional calling; when the balance on your promotional minutes reaches zero, or at any time thereafter, you will be automatically routed to an IDT customer service representative where you will have the opportunity to make a payment in the amount that you choose (between $10 and $100), allowing for continued use of your prepaid residential long distance service and the accompanying calling card.

You may choose then to make a payment at any time, in order to continue to recharge your prepaid residential long distance service.

If you opt to continue using the service, you will speak with a live customer service representative or interact with an automated system that will take your credit card information, name, and billing address. This information will be used to process your initial payment and will be stored in our system for all future payments. You will have the opportunity to change the information that we have on record at any time.

recharge: Adding funds to the account

1 A service charge will be applied to all calls made from any telephone outside of the home.

Following your initial payment or at any time of your choosing, you may instruct the customer service representative to automatically charge your credit card for a prescribed amount between $10 and $50 after the balance falls below $5.00, allowing for uninterrupted service.

As an alternative, you will be notified when your prepaid balance falls below $5.00 and will then be able to access an automated system to manually add funds to your account. Adding promotional services that are bundled with an expansion handset

Some expansion handsets that you purchase will come with additional free minutes. To add these free minutes to your existing account, simply choose the customer service option after pressing your LDS button and give the representative your expansion set PIN and the telephone number that is associated with your account. They will immediately credit your account with the appropriate value.

Moving?

Just press the LDS button and speak with a customer service representative. They will verify your existing information and set your service up to work at your new location.

Calling

Calling from the phone

Dialing instructions for Prepaid Residential Long Distance Service:

Step 1: Press the “Talk” button to hear dial tone

Step 2: Press the “LDS” button to access the prepaid residential long distance platform

Step 3: At prompt, dial:

For Domestic calls and calls to Canada, dial 1 + Area Code + Local Number.

For International calls, dial 011 + Country Code + City Code + Local Number.

Calling from a remote location

Dialing Instructions for the Mobile Calling Card:

1. Dial 1-800-837-5780, wait for greeting.

2. Enter PIN # from your Mobile Calling Card when prompted:

3. At prompt, dial:

For Domestic calls and calls to Canada, dial 1 + Area Code + Local Number.

For International calls, dial 011 + Country Code + City Code + Local Number.

For additional calls, don’t hang up. Just press the [#] key 3 times and wait for prompt, then dial as described in step 3.

Inserts and Language

Back of the calling card

The following image is the standard back of an IDT calling card. It should be used as a model for the travel card. The “XXXXX Card,” in the sample image should be replaced with “Mobile Calling Card.”

Note: Please ignore the text that is contained in the image as the image is in place for the purpose of displaying the suggested layout. The text that should be used is typed below the image. You will notice that it is very similar to that which is contained in the image.

The text to be used is as follows:

Dialing Instructions for the IDT Card:

1. Dial 1-800-837-5780, wait for greeting.

2. Enter PIN # from your IDT card when prompted:

PIN #: XXX-XXX-XXXX

3. At prompt, dial:

For Domestic calls and calls to Canada, dial 1 + Area Code + Local Number.

For International calls, dial 011 + Country Code + City Code + Local Number.

For additional calls, don’t hang up. Just press the [#] key 3 times and wait for prompt, then dial as described in step 3.

Service provided by IDT®. The IDT logo is a registered trademark of IDT Corporation. Card expires 90 days from last use or payment. Calls must be made from a touch-tone phone. Payphone surcharge is 65 cents. All calls made from telephones other than that registered as the home location will be charged a 25 cent access fee. Prepaid fees are non-refundable. Not responsible for loss, theft or unauthorized use of card or PIN number. Directory Assistance Surcharge is 75 cents. If you are unable to resolve a complaint with IDT, you have the right to contact the state regulatory agency which has jurisdiction where this card was purchased. ©2003 IDT Corporation. All rights reserved.

For Customer Service, call 1-888-757-6545.

S/N #: XXXXXXXXX

Expansion Set Insert

Note: this text will appear as an insert in the packaging of a stand-alone expansion handset.

Your new expansion handset comes with    50        minutes of free calling. To add these minutes to your existing account, simply choose the customer service option after pressing the LDS button (on any handset). Once connected, tell the representative that you have purchased a new handset and would like to add the free minutes to your account. The representative will ask you for you handset PIN and the telephone number that is associated with your account. Your handset PIN is XXX-XXXX-XXXX. The minutes will be credited to your account.

THIS IS NOT A CALLING CARD

Privacy disclaimer

An insert in the packaging will include the following text:

Important Information:

Recent changes in government regulations allow IDT Corporation, its subsidiaries and affiliates to use information about your current telecommunications services to make recommendations on the products and services that will best meet your communications needs in the future, unless you notify us otherwise.

What information are we talking about? We are talking about certain information regarding the telecommunications services that you buy from IDT Corporation; Including, the types of services you receive, the way we provide these services to you, and calling and billing records.

How can we use this information to help you? IDT Corporation will be able to use the information about your current service to let you know about innovative service proposals that can enhance or replace your current services. Using that information, IDT Corporation may even be able to make you one of the first to know about emerging technology or new offerings, including local service, long distance, wireless, Internet and many other services. You may also receive savings on these products and services, and you may be able to combine all these items on one monthly bill. Unless you notify us that you do not approve, we can use this information to your benefit!

Who will use this information? Only those companies or subsidiaries that now or in the future sell IDT Corporation services, including our agents and authorized sales representatives will use this information. For your convenience, we refer to all of those companies and subsidiaries as “IDT Corporation,” including IDT Communications and American Telecom Corporation, and any other current or future direct or indirect subsidiaries of IDT Corporation.

Will IDT Corporation protect this information? Absolutely. Regardless of whether you approve or disapprove our use of this information, you have a right to have your account treated confidentially and IDT Corporation has a duty, under federal law to protect the confidentiality of that information. Here is one other thing you need to know. You can always change your mind about IDT Corporation’s use of this information simply by calling us. Your instructions to us will remain in effect until you tell us you have changed your mind. Whatever your choice, IDT Corporation will continue to provide you with the same high quality of service you currently receive.

What do you have to do? Nothing. Unless you call us to tell us not to use your information, we will use your information selectively to send you news and updates on the IDT Corporation products and services specifically designed to add ease and convenience to your unique lifestyle. However, if you prefer that we use your information only to provide you with information on the types of IDT Corporation products and services to which you already subscribe, give us a call at 1-888-757-6545 within the next 30 days. After 30 days, you may still contact our business office at any time to register your choice regarding information sharing between IDT Corporation companies or subsidiaries, for IDT Corporation marketing purposes. Whatever you decide will not affect the IDT Corporation products and services that you now use. Nor will it impact the quality of your service. But it may make you ineligible to receive information about IDT Corporation’s new products and services, promotions, and packaged offerings.

We look forward to serving you even more effectively with new communications opportunities and solutions from IDT Communications, the company you know you can rely on.

IDT Corporation, its affiliates and authorized agents are changing the way we use customer information in order to offer you products and services. Customer information includes where, when, and to whom a customer places a call, as well as the types of telecommunications services to which the customer subscribes and the extent to which the service is used. Your customer information also includes how you use those services and the related billing of those services. For example, we could use your customer information to advise you of products that may be of interest to you, like DSL with Internet or long distance, even if you do not currently have any services from those IDT Corporation affiliates. If these uses of your customer information are acceptable, then no further action on your part is required.

Protecting the privacy of your service and usage records is your right and our duty under federal law. We are required to inform you that you can direct us not to use any of the information about the services you receive from IDT Corporation or its affiliates to offer additional products and services, please call 1-888-757-6545 and follow the prompts within 30 days or receiving this notice. If you do not restrict our use of your customer information by calling 1-888-757-6545 within 30 days, we can use your customer information to offer you products and services that you may find valuable based on your existing services. You may also call this number at any time after the initial 30-day period to restrict the use of your customer information. There is no charge for electing to restrict your information. Restricting your information will not affect the products you currently have from IDT Corporation and may not eliminate all marketing contacts. Even if you restrict the use of your information, it may be used to market services to you when you call us to inquire about such services. Your election is valid until after you affirmatively revoke or limit it.

IDT Corporation, its affiliates and authorized agents will not sell, trade, or share your customer information with anyone outside of IDT Corporation, or others authorized to represent us to offer products and services, except as authorized by law.

The employees and management of all the IDT Corporation companies would like to thank you for your continued business. We are proud to carry on our long tradition of providing our community with reliable, technologically advanced and affordable telecommunications services.

International calling rates

Note: an insert will include this rate information and some of it may appear on the outside packaging. In each place where it appears, we must footnote the disclaimer below stating that they are subject to change.

The following rates apply to the              most frequently called international destinations:

Country	Rate per min.	Country	Rate per min.

*	This price list is effective as of and is subject to change at any time without notice. You may receive the most current international rates by calling customer service at 1-888-757-6545

EXHIBIT C

RATES

Assumptions
*	*
*	*	*
*	*	*
*	*
*	*
*	*
*	*
*	*	*	*
*	*
* [Subject to a request for confidential treatment; Separately filed with the Commission] RETAIL RATES TO END-USER

		Originating From the U.S.:
*	*	Rate	minutes p/$5 card	minutes p/$10 card	minutes p/$20 card
*	*	$0.8749	5	11	22
*	*	$0.2275	21	43	87
*	*	$0.2371	21	42	84
*	*	$0.1998	25	50	100
*	*	$0.2549	19	39	78
*	*	$0.1488	33	67	134
*	*	$0.1128	44	88	177
*	*	$0.3281	15	30	60
*	*	$0.2685	18	37	74
*	*	$0.3173	15	31	63
*	*	$0.0984	50	101	203
*	*	$0.1158	43	86	172
*	*	$0.0653	76	153	306
*	*	$0.1002	49	99	199
*	*	$0.3121	16	32	64
*	*	$0.3736	13	26	53
*	*	$0.2125	23	47	94
*	*	$0.2079	24	48	96
*	*	$0.8508	5	11	23
*	*	$6.0852	—	1	3
*	*	$5.3866	—	1	3
*	*	$0.0684	73	146	292
*	*	$0.2635	18	37	75
*	*	$0.0684	73	146	292
*	*	$0.0681	73	146	293
*	*	$0.0682	73	146	293
*	*	$0.0702	71	142	284
*	*	$0.0682	73	146	293
*	*	$0.0679	73	147	294
*	*	$0.0669	74	149	299
*	*	$0.3241	15	30	61
*	*	$0.0593	84	168	337
*	*	$0.2616	19	38	76
*	*	$0.2811	17	35	71
*	*	$0.1765	28	56	113

*	*	$0.3256	15	30	61
*	*	$0.3197	15	31	62
*	*	$0.3527	14	28	56
*	*	$0.3358	14	29	59
*	*	$0.3256	15	30	61
*	*	$0.1970	25	50	101
*	*	$0.3140	15	31	63
*	*	$0.3066	16	32	65
*	*	$0.3070	16	32	65
*	*	$0.3100	16	32	64
*	*	$0.3577	13	27	55
*	*	$0.0636	78	157	314
*	*	$0.3279	15	30	60
*	*	$0.0659	75	151	303
*	*	$0.0616	81	162	324
*	*	$0.3099	16	32	64
*	*	$0.3095	16	32	64
*	*	$0.2801	17	35	71
*	*	$0.1713	29	58	116
*	*	$0.2327	21	42	85
*	*	$0.3407	14	29	58
*	*	$0.3447	14	29	58
*	*	$0.1702	29	58	117
*	*	$0.1814	27	55	110
*	*	$0.2037	24	49	98
*	*	$0.2700	18	37	74
*	*	$0.2913	17	34	68
*	*	$0.1567	31	63	127
*	*	$0.1890	26	52	105
*	*	$0.3797	13	26	52
*	*	$0.1439	34	69	138
*	*	$0.3598	13	27	55
*	*	$0.0781	63	127	255
*	*	$0.2212	22	45	90
*	*	$0.0702	71	142	284
*	*	$0.2245	22	44	89
*	*	$0.2336	21	42	85
*	*	$0.1465	34	68	136
*	*	$0.1476	33	67	135
*	*	$0.1604	31	62	124
*	*	$0.3090	16	32	64
*	*	$0.0857	58	116	233
*	*	$0.3402	14	29	58
*	*	$0.2426	20	41	82
*	*	$0.2518	19	39	79
*	*	$0.5368	9	18	37
*	*	$0.5802	8	17	34
*	*	$0.5073	9	19	39
*	*	$0.3809	13	26	52
*	*	$0.3895	12	25	51
*	*	$0.3446	14	29	58
*	*	$0.0585	85	170	341
*	*	$0.4695	10	21	42
*	*	$0.2266	22	44	88

*	*	$0.3597	13	27	55
*	*	$0.4762	10	21	42
*	*	$0.0816	61	122	245
*	*	$0.2239	22	44	89
*	*	$0.0759	65	131	263
*	*	$0.0961	52	104	208
*	*	$0.0736	67	135	271
*	*	$0.0770	64	129	259
*	*	$0.0849	58	117	235
*	*	$0.0706	70	141	283
*	*	$0.0757	66	132	264
*	*	$0.0752	66	132	265
*	*	$0.0789	63	126	253
*	*	$0.0788	63	126	253
*	*	$0.0745	67	134	268
*	*	$0.0749	66	133	266
*	*	$0.0838	59	119	238
*	*	$0.1557	32	64	128
*	*	$0.1593	31	62	125
*	*	$0.1121	44	89	178
*	*	$0.4123	12	24	48
*	*	$0.2856	17	35	70
*	*	$0.9397	5	10	21
*	*	$0.1425	35	70	140
*	*	$0.1536	32	65	130
*	*	$0.1430	34	69	139
*	*	$0.1225	40	81	163
*	*	$0.3553	14	28	56
*	*	$1.0269	4	9	19
*	*	$0.5887	8	16	33
*	*	$0.1963	25	50	101
*	*	$0.2994	16	33	66
*	*	$0.0904	55	110	221
*	*	$0.2733	18	36	73
*	*	$0.0767	65	130	260
*	*	$0.0677	73	147	295
*	*	$0.2674	18	37	74
*	*	$0.0685	73	146	292
*	*	$1.0379	4	9	19
*	*	$0.4722	10	21	42
*	*	$0.3173	15	31	63
*	*	$0.1408	35	71	142
*	*	$0.1435	34	69	139
*	*	$0.1417	35	70	141
*	*	$0.2357	21	42	84
*	*	$0.2638	18	37	75
*	*	$0.2597	19	38	77
*	*	$0.2628	19	38	76
*	*	$0.2054	24	48	97
*	*	$0.2075	24	48	96
*	*	$0.2178	22	45	91
*	*	$0.2639	18	37	75
*	*	$0.3641	13	27	54
*	*	$0.3203	15	31	62

*	*	$0.3644	13	27	54
*	*	$0.3618	13	27	55
*	*	$0.2205	22	45	90
*	*	$0.2361	21	42	84
*	*	$0.3885	12	25	51
*	*	$0.6903	7	14	28
*	*	$0.0934	53	107	214
*	*	$0.2398	20	41	83
*	*	$0.0757	66	132	264
*	*	$0.5651	8	17	35
*	*	$0.3301	15	30	60
*	*	$0.6580	7	15	30
*	*	$0.1648	30	60	121
*	*	$0.6920	7	14	28
*	*	$0.4367	11	22	45
*	*	$0.0758	65	131	263
*	*	$0.2385	20	41	83
*	*	$0.0758	66	132	264
*	*	$0.0619	80	161	322
*	*	$0.2831	17	35	70
*	*	$0.0593	84	168	337
*	*	$0.2896	17	34	69
*	*	$0.3048	16	32	65
*	*	$0.4070	12	24	49
*	*	$0.2566	19	38	77
*	*	$0.2960	16	33	67
*	*	$0.1693	29	59	118
*	*	$0.1489	33	67	134
*	*	$0.1100	45	90	181
*	*	$0.0640	78	156	312
*	*	$0.2889	17	34	69
*	*	$0.2889	17	34	69
*	*	$0.2886	17	34	69
*	*	$0.3027	16	33	66
*	*	$0.2845	17	35	70
*	*	$0.0650	76	153	307
*	*	$0.0696	71	143	287
*	*	$0.0620	80	161	322
*	*	$0.0640	78	156	312
*	*	$0.1708	29	58	117
*	*	$0.2495	20	40	80
*	*	$0.1397	35	71	143
*	*	$0.1658	30	60	120
*	*	$0.1575	31	63	127
*	*	$0.1233	40	81	162
*	*	$0.1100	45	90	181
*	*	$0.2500	20	40	80
*	*	$0.0976	51	102	204
*	*	$0.1001	49	99	199
*	*	$0.5433	9	18	36
*	*	$0.3280	15	30	60
*	*	$0.2702	18	37	74
*	*	$0.2528	19	39	79
*	*	$0.1113	44	89	179

*	*	$0.2545	19	39	78
*	*	$0.2756	18	36	72
*	*	$0.2581	19	38	77
*	*	$0.2791	17	35	71
*	*	$0.2376	21	42	84
*	*	$0.7988	6	12	25
*	*	$0.4827	10	20	41
*	*	$0.5193	9	19	38
*	*	$0.4870	10	20	41
*	*	$0.2972	16	33	67
*	*	$0.4565	10	21	43
*	*	$0.2989	16	33	66
*	*	$0.5103	9	19	39
*	*	$0.5272	9	18	37
*	*	$0.0678	73	147	294
*	*	$0.0674	74	148	296
*	*	$0.0680	73	147	294
*	*	$0.0677	73	147	295
*	*	$0.0680	73	147	294
*	*	$0.1141	43	87	175
*	*	$0.3000	16	33	66
*	*	$0.0994	50	100	201
*	*	$0.1526	32	65	131
*	*	$0.2158	23	46	92
*	*	$0.5071	9	19	39
*	*	$0.5123	9	19	39
*	*	$0.5106	9	19	39
*	*	$0.4238	11	23	47
*	*	$0.3219	15	31	62
*	*	$0.5250	9	19	38
*	*	$0.3612	13	27	55
*	*	$0.5160	9	19	38
*	*	$0.3680	13	27	54
*	*	$0.5077	9	19	39
*	*	$0.4127	12	24	48
*	*	$0.5084	9	19	39
*	*	$0.5198	9	19	38
*	*	$0.4836	10	20	41
*	*	$0.5181	9	19	38
*	*	$0.2791	17	35	71
*	*	$0.3383	14	29	59
*	*	$0.5026	9	19	39
*	*	$0.4922	10	20	40
*	*	$2.8338	1	3	7
*	*	$0.1687	29	59	118
*	*	$0.2872	17	34	69
*	*	$0.1011	49	98	197
*	*	$0.1432	34	69	139
*	*	$0.1737	28	57	115
*	*	$0.2532	19	39	78
*	*	$0.1440	34	69	138
*	*	$0.6640	7	15	30
*	*	$0.0623	80	160	320
*	*	$0.3041	16	32	65

*	*	$0.0629	79	158	317
*	*	$0.0803	62	124	248
*	*	$0.1994	25	50	100
*	*	$0.1986	25	50	100
*	*	$0.0803	62	124	249
*	*	$0.0803	62	124	249
*	*	$0.0650	76	153	307
*	*	$0.3156	15	31	63
*	*	$0.0643	77	155	311
*	*	$0.0648	77	154	308
*	*	$0.2967	16	33	67
*	*	$0.2118	23	47	94
*	*	$0.2993	16	33	66
*	*	$0.3336	14	29	59
*	*	$0.2983	16	33	67
*	*	$0.0807	61	123	247
*	*	$0.2651	18	37	75
*	*	$0.0815	61	122	245
*	*	$0.0853	58	117	234
*	*	$0.0909	55	110	220
*	*	$0.0853	58	117	234
*	*	$0.0821	60	121	243
*	*	$0.0758	65	131	263
*	*	$0.0788	63	126	253
*	*	$0.2703	18	36	73
*	*	$0.2724	18	36	73
*	*	$0.2635	18	37	75
*	*	$0.2695	18	37	74
*	*	$0.3033	16	32	65
*	*	$0.3420	14	29	58
*	*	$0.2744	18	36	72
*	*	$0.1630	30	61	122
*	*	$0.9750	5	10	20
*	*	$0.2022	24	49	98
*	*	$0.2024	24	49	98
*	*	$0.2678	18	37	74
*	*	$0.2689	18	37	74
*	*	$0.3727	13	26	53
*	*	$0.2701	18	37	74
*	*	$0.5345	9	18	37
*	*	$0.2376	21	42	84
*	*	$0.3864	12	25	51
*	*	$0.1459	34	68	137
*	*	$0.2538	19	39	78
*	*	$0.2403	20	41	83
*	*	$0.4288	11	23	46
*	*	$0.1901	26	52	105
*	*	$0.2442	20	40	81
*	*	$0.1057	47	94	189
*	*	$0.1704	29	58	117
*	*	$0.2099	23	47	95
*	*	$0.2122	23	47	94
*	*	$0.3223	15	31	62
*	*	$0.3313	15	30	60

*	*	$0.4505	11	22	44
*	*	$0.4936	10	20	40
*	*	$0.1542	32	64	129
*	*	$0.1682	29	59	118
*	*	$0.0837	59	119	239
*	*	$0.0965	51	103	207
*	*	$0.0836	59	119	239
*	*	$0.0839	59	119	238
*	*	$0.0835	59	119	239
*	*	$0.4636	10	21	43
*	*	$0.3765	13	26	53
*	*	$0.2107	23	47	94
*	*	$0.2384	20	41	83
*	*	$0.6318	7	15	31
*	*	$0.3723	13	26	53
*	*	$0.4214	11	23	47
*	*	$0.2050	24	48	97
*	*	$0.0750	66	133	266
*	*	$0.0776	64	128	257
*	*	$0.1063	47	94	188
*	*	$0.1055	47	94	189
*	*	$0.5753	8	17	34
*	*	$0.1926	25	51	103
*	*	$0.1926	25	51	103
*	*	$0.2385	20	41	83
*	*	$0.2402	20	41	83
*	*	$0.3369	14	29	59
*	*	$0.4042	12	24	49
*	*	$0.3923	12	25	50
*	*	$0.3955	12	25	50
*	*	$0.4590	10	21	43
*	*	$0.3707	13	26	53
*	*	$0.4147	12	24	48
*	*	$0.3824	13	26	52
*	*	$0.3207	15	31	62
*	*	$0.3304	15	30	60
*	*	$0.6149	8	16	32
*	*	$0.1586	31	63	126
*	*	$0.5708	8	17	35
*	*	$0.4791	10	20	41
*	*	$0.5179	9	19	38
*	*	$0.4112	12	24	48
*	*	$0.3218	15	31	62
*	*	$0.0609	82	164	328
*	*	$0.2591	19	38	77
*	*	$0.2854	17	35	70
*	*	$0.3211	15	31	62
*	*	$0.2146	23	46	93
*	*	$0.3559	14	28	56
*	*	$0.0609	82	164	328
*	*	$0.0615	81	162	325
*	*	$0.4374	11	22	45
*	*	$0.4255	11	23	47
*	*	$0.0732	68	136	273

*	*	$0.3092	16	32	64
*	*	$0.0721	69	138	277
*	*	$0.3362	14	29	59
*	*	$0.3343	14	29	59
*	*	$0.4278	11	23	46
*	*	$0.3020	16	33	66
*	*	$0.3175	15	31	62
*	*	$0.3918	12	25	51
*	*	$0.4870	10	20	41
*	*	$0.3907	12	25	51
*	*	$0.1861	26	53	107
*	*	$0.1782	28	56	112
*	*	$0.1873	26	53	106
*	*	$0.3745	13	26	53
*	*	$0.8748	5	11	22
*	*	$0.2838	17	35	70
*	*	$0.7452	6	13	26
*	*	$0.0635	78	157	314
*	*	$0.2838	17	35	70
*	*	$0.4535	11	22	44
*	*	$0.5084	9	19	39
*	*	$0.5184	9	19	38
*	*	$0.5134	9	19	38
*	*	$0.5060	9	19	39
*	*	$0.4863	10	20	41
*	*	$0.4900	10	20	40
*	*	$0.5047	9	19	39
*	*	$0.5551	9	18	36
*	*	$0.1083	46	92	184
*	*	$0.2661	18	37	75
*	*	$0.4184	11	23	47
*	*	$0.2655	18	37	75
*	*	$0.2501	19	39	79
*	*	$0.2510	19	39	79
*	*	$0.3564	14	28	56
*	*	$0.1627	30	61	122
*	*	$0.2828	17	35	70
*	*	$0.1918	26	52	104
*	*	$0.3793	13	26	52
*	*	$0.0906	55	110	220
*	*	$0.3509	14	28	56
*	*	$0.2054	24	48	97
*	*	$0.4360	11	22	45
*	*	$0.2071	24	48	96
*	*	$0.2051	24	48	97
*	*	$0.2051	24	48	97
*	*	$0.2049	24	48	97
*	*	$0.1576	31	63	126
*	*	$0.3507	14	28	57
*	*	$0.1523	32	65	131
*	*	$0.0863	57	115	231
*	*	$0.3351	14	29	59
*	*	$0.0775	64	129	258
*	*	$0.0830	60	120	240

*	*	$0.0822	60	121	243
*	*	$0.0848	58	117	235
*	*	$0.5238	9	19	38
*	*	$0.5661	8	17	35
*	*	$0.6224	8	16	32
*	*	$0.2351	21	42	85
*	*	$0.2866	17	34	69
*	*	$0.1301	38	76	153
*	*	$0.1288	38	77	155
*	*	$0.1335	37	74	149
*	*	$0.1447	34	69	138
*	*	$0.0600	83	166	333
*	*	$0.0802	62	124	249
*	*	$0.0737	67	135	271
*	*	$0.1322	37	75	151
*	*	$0.0689	72	145	290
*	*	$0.2699	18	37	74
*	*	$0.1036	48	96	192
*	*	$1.3363	3	7	14
*	*	$0.3199	15	31	62
*	*	$0.3500	14	28	57
*	*	$0.2057	24	48	97
*	*	$0.1244	40	80	160
*	*	$0.1297	38	77	154
*	*	$0.3537	14	28	56
*	*	$0.3527	14	28	56
*	*	$0.3146	15	31	63
*	*	$0.2043	24	48	97
*	*	$0.2661	18	37	75
*	*	$0.2030	24	49	98
*	*	$0.4261	11	23	46
*	*	$0.4813	10	20	41
*	*	$0.4384	11	22	45
*	*	$0.0554	90	180	361
*	*	$0.0601	83	166	332
*	*	$0.1393	35	71	143
*	*	$0.2819	17	35	70
*	*	$0.1166	42	85	171
*	*	$0.1531	32	65	130
*	*	$0.2844	17	35	70
*	*	$1.1972	4	8	16
*	*	$0.9379	5	10	21
*	*	$0.1403	35	71	142
*	*	$0.3155	15	31	63
*	*	$0.1382	36	72	144
*	*	$0.1382	36	72	144
*	*	$0.1380	36	72	144
*	*	$0.0766	65	130	261
*	*	$0.1649	30	60	121
*	*	$0.0767	65	130	260
*	*	$0.0811	61	123	246
*	*	$0.0611	81	163	327
*	*	$0.3190	15	31	62
*	*	$0.0614	81	162	325

*	*	$0.0571	87	175	350
*	*	$0.3897	12	25	51
*	*	$0.4179	11	23	47
*	*	$0.4024	12	24	49
*	*	$0.7869	6	12	25
*	*	$0.3645	13	27	54
*	*	$0.3516	14	28	56
*	*	$0.2888	17	34	69
*	*	$0.3988	12	25	50
*	*	$0.4487	11	22	44
*	*	$0.4706	10	21	42
*	*	$0.4799	10	20	41
*	*	$0.2342	21	42	85
*	*	$0.1115	44	89	179
*	*	$0.2771	18	36	72
*	*	$0.0602	83	166	332
*	*	$0.0678	73	147	295
*	*	$0.3297	15	30	60
*	*	$0.0670	74	149	298
*	*	$0.5192	9	19	38
*	*	$0.0758	65	131	263
*	*	$0.2526	19	39	79
*	*	$0.0730	68	137	274
*	*	$0.2911	17	34	68
*	*	$0.3840	13	26	52
*	*	$0.2863	17	34	69
*	*	$0.1895	26	52	105
*	*	$0.2049	24	48	97
*	*	$0.1033	48	96	193
*	*	$0.3608	13	27	55
*	*	$0.8051	6	12	24
*	*	$0.5890	8	16	33
*	*	$0.2358	21	42	84
*	*	$0.2383	20	41	83
*	*	$0.2394	20	41	83
*	*	$0.2331	21	42	85
*	*	$0.3740	13	26	53
*	*	$0.3838	13	26	52
*	*	$0.2599	19	38	76
*	*	$0.3139	15	31	63
*	*	$0.1648	30	60	121
*	*	$0.1333	37	74	149
*	*	$0.3173	15	31	63
*	*	$0.3041	16	32	65
*	*	$1.9806	2	5	10
*	*	$0.2450	20	40	81
*	*	$0.2444	20	40	81
*	*	$0.2472	20	40	80
*	*	$0.2421	20	41	82
*	*	$0.2140	23	46	93
*	*	$0.2036	24	49	98
*	*	$0.1594	31	62	125
*	*	$0.1590	31	62	125
*	*	$0.1990	25	50	100

*	*	$0.1915	26	52	104
*	*	$0.3507	14	28	57
*	*	$0.3585	13	27	55
*	*	$0.0563	88	177	355
*	*	$0.2506	19	39	79
*	*	$0.0567	88	176	352
*		$0.058
*		$0.058
*	*	$0.2631	19	38	76
*	*	$0.3313	15	30	60
*	*	$0.1810	27	55	110
	*	$0.0829	60	120	241
*	*	$0.2304	21	43	86
*	*	$1.1181	4	8	17
*	*	$0.2376	21	42	84
*	*	$0.3744	13	26	53
*	*	$0.1226	40	81	163
*	*	$0.1244	40	80	160
*	*	$0.2180	22	45	91
*	*	$0.1905	26	52	105
*	*	$0.1770	28	56	113
*	*	$0.7045	7	14	28
*	*	$0.7166	6	13	27
*	*	$0.7246	6	13	27
*	*	$0.7334	6	13	27
*	*	$0.7448	6	13	26
*	*	$0.6852	7	14	29
*	*	$0.6926	7	14	28
*	*	$0.6556	7	15	30
*	*	$0.6957	7	14	28
*	*	$0.5103	9	19	39
*	*	$0.4289	11	23	46
*	*	$0.3369	14	29	59
*	*	$0.3855	12	25	51
*	*	$0.2085	23	47	95
*	*	$0.2051	24	48	97
*	*	$0.1910	26	52	104
*	*	$0.1043	47	95	191
*	*	$0.1176	42	85	170
*	*	$0.1032	48	96	193

*	[Subject to a request for confidential treatment; Separately filed with the Commission]

EXHIBIT D

TECHNICAL REQUIREMENTS

IDT

ATS phone product	Version 3

Project outline

Product functionality:

ATC will sell cordless phones utilized in homes and small businesses. These phones will come packaged with an inactive calling card; additionally the phone will feature a L.D.S (Long Distance Service) button. When the user presses the LDS button the phone will automatically dial the IDT platform.

When using the platform for the first time the user will be prompted for:

1)	A store name/Vendor (supplied by End User)
2)	An account number (11 digit number supplied by IDT and printed and packaged by ATC)
3)	The phone ANI.

Once this information is captured, and provided that Customer orders a minimum of [Subject to a request for confidential treatment; Separately filed with the Commission], the user will be allowed to use a value of promotional minutes determined by Customer (promotional minutes billed to ATC at 3.9 cents per minute [Subject to a request for confidential treatment; Separately filed with the Commission]) that have been pre-provisioned on the account, not added at activation. The user will then be able to use the “LDS” button and/or calling card until promotional minute depletion. The user will be prompted via standard IVR to recharge when the balance reaches five dollars. The amount of the promo minutes will be less then the amount of the threshold, therefore, all calls made with promo minutes will be prompted for recharge.

Below are the responsibilities for each party. Underlined items are potentially possible are not currently in place. These items will be discussed in further detail at the end of the document.

IDT Responsibilities:

a.	Customer Service or IVR

a.	Collect ANI, PIN, and Store name

b.	Join pre-created PIN and ANI

c.	Activate 100 free promo minutes

d.	Accept and facilitate incoming activation and recharge PINs via IVR or Customer Service.

e.	Track Calls

i.	This paid service is available for a fee at customer request.

ii.	ATC outbound surveys are available for a fee at customer request.

f.	Charge and accept payment

i.	Post activation

1.	Accept and charge users account via credit card

a.	Setup Auto recharge at users request

b.	Setup ability for IVR recharge

2.	Accept and charge users account via ECP

b.	Platform

a.	Set target balance and notification prompt for recharging the account

b.	Transfer user to CS rep or IVR for recharging.

i.	After 1st time charge setup the account ability to recharge via IVR.

c.	Recharging

i.	Auto Recharge

1.	Preset amount recharged when account hits preset threshold

ii.	IVR Recharge

1.	User interacts with IVR to recharge account

iii.	Assisted Recharge

1.	User interacts with CS rep to recharge account

d.	Setup Account expiration:

i.	Utilizing existing expiration policies

e.	Setup Surcharge for all calls made via calling card with appropriate surcharges as required and directed

i.	DNIS Surcharge

f.	Upon Calling from ATC phone

i.	After a customer activates the phone/account but has not charged the account

1.	User is prompted via IVR to recharge the account

a.	If yes, the user is transferred to Customer Service or IVR so the billing information can be captured

b.	If no, the user is prompted to enter the number they wish to call

ii.	After a customer has charged and/or recharged the account

1.	User is prompted to enter the number they wish to dial or press a predetermined keypad button to go to customer service.

g.	Upon Calling from any phone via calling card (see “f” above as procedure is the same)

c.	Debit/Operations

a.	Utilize appropriate Anti-Fraud procedures to catch fraud

b.	Utilize existing reports.

i.	How many accounts have been activated by Vendor by user

ii.	How many accounts have been recharged by Vendor by user

i.e.

Vendor	Customer Area- code &Exchange	$ Charged (period)	$ Charged (Total-life of account)
*	*	*	*

*	[Subject to a request for confidential treatment; Separately filed with the Commission]

c.	Creation of program

d.	Creation of 2 access numbers

i.	Branded IDT service access number hard coded into phone hardware (number TBD)

ii.	Branded IDT service access number printed on calling card (number TBD)

e.	Generate Calling Card PINs

ATC Responsibilities

a.	Product Creation

a.	Create Hardware, including hard coding preset LDS button pointed to our platform

b.	Produce Packaging and IDT marketing

c.	Produce physical calling card with our pins

d.	Supply number of Pin’s to create

e.	If Pin’s have different values ATC must manage accounts

b.	Promotional card

a.	Purchase promotional cards/accounts at 3.9 cents per minute less negotiated [Subject to a request for confidential treatment; Separately filed with the Commission] discount.

c.	Customer Experience

a.	Give general guidelines and script for Customer Service to follow

d.	Reporting

a.	Supply any and all detailed specifications for reports required by them.

e.	Vendor List

a.	All vendors selling product.

Customer Experience – FLOW (phone activation)

a.	Customer purchases ATC cordless phone with IDT (LDS) feature built in.

b.	Customer presses the “talk” button followed by the LDS button on the ATC phone.

a.	Customer is automatically directed to the IDT platform (DNIS)

i.	Customer chooses to “charge” the product (via rep or IVR)

ii.	Customer enters all necessary information.

b.	Customer hangs up and is now allowed to utilize free promotional minutes

i.	Customer presses LDS button

1.	The phone automatically calls the platform

2.	ANI recognition allows the user to directly enter the number they wish to dial or be transferred to a rep for account “Charging”.

3.	Call completes as standard until promotional minutes run out

a.	Prompted with each call to “charge” the account.

ii.	Customer goes to another phone and utilizes the phone card provided.

1.	The incoming call IVR requests the PIN

a.	User enters information

2.	The incoming call IVR requests the number to dial or transfer to CS.

a.	User enters information

b.	Call completes as standard until promotional minutes run out

c.	Each call into the platform this way is surcharged $.025

c.	Customer balance hits targeted point

i.	IVR prompts user to recharge the account

ii.	Platform gives user the option to recharge at this point

1.	If Yes, Call is directed to CS where necessary information is collected.

2.	If validate via fraud procedure account is credited

iii.	User declines to recharge

1.	Continues to use up remainder of balance, prompted to recharge with each call

d.	Users balance runs out.

i.	Upon hitting the “LDS” button is automatically transferred to CS

ii.	Upon utilizing the calling card is automatically transferred to CS

Current Issues

Issue	Proposed Solution * - Denotes item is not currently available	Development Impact
Store Name (or ID) Capture	Customer Service rep verbally receives information and enters it to d-base	Create drop down menu with all known vendors, from which a rep can select

Automated Activation	Develop IVR* Utilize customer service to capture activation information	*Phase II upon development

Track Calls	Integrate UDB for call tracking purposes * Rep manual logging *	*At customer purchase

Reporting	Text, comma delimited or Excel Spreadsheet depending on report as currently done*	*Phase II will customize if volume warrants

Expiration	Expirations will not be altered.	*Phase II if volume warrants

Additional promo minutes - added when an existing customer buys an extension phone	Have a customer service rep add credit or select a pre-defined field to add 100 additional promo minutes. This is as opposed to adding a new account	*Phase II if volume warrants

PHASE II

-	Custom Expiration
-	Automated Activation
Custom reporting